Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF
Supplement Dated June 22, 2026, to the Prospectus and Summary Prospectuses
Important Changes to the Funds

The board of trustees of the Vanguard Wellington™ Fund has approved updating the investment strategy for Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (the “Funds”). The investment objectives of the Funds remain unchanged.
Prospectus and Summary Prospectus Text Changes for Vanguard U.S. Quality Factor ETF
The following replaces the language under the “Principal Investment Strategies” heading in the Fund Summary section:
The Fund employs an active management approach, investing primarily in U.S. common stocks with the potential to generate higher returns relative to the broad U.S. equity market by selecting stocks with strong fundamentals as determined by the advisor. The Fund’s portfolio includes a diverse mix of companies representing many different market sectors and industry groups. The advisor uses a quantitative model to evaluate all of the securities in an investment universe comprised of U.S. large-, mid-, and small-capitalization stocks and to construct a U.S. equity portfolio that seeks to achieve exposure to securities with strong fundamentals subject to a rules-based screen designed to promote diversification and to mitigate exposure to certain less liquid stocks. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. quality stocks. For purposes of the 80% policy, a U.S. quality stock is any stock issued by a U.S. company that, the advisor, through a rules-based quantitative model, determines to have strong fundamentals. Securities with relatively strong fundamentals may be identified by measures such as strong profitability, sustainable earnings, and healthy balance sheets. A U.S. company is a company organized under the laws of the United States, that maintain their principal place of business in the United States, whose primary country of risk is the United States, or that have their primary listing in the United States.

Prospectus and Summary Prospectus Text Changes for Vanguard U.S. Value Factor ETF
The following replaces the language under the “Principal Investment Strategies” heading in the Fund Summary section:
The Fund employs an active management approach, investing primarily in U.S. common stocks with the potential to generate higher returns relative to the broad U.S. equity market by selecting stocks with relatively lower share prices relative to fundamental values as determined by the advisor. The Fund’s portfolio includes a diverse mix of companies representing many different market sectors and industry groups. The advisor uses a rules-based quantitative model to evaluate all of the securities in an investment universe comprised of U.S. large-, mid-, and small-capitalization stocks and to construct a U.S. equity portfolio that seeks to achieve exposure to securities with lower prices relative to fundamental measures of value subject to a rules-based screen designed to promote diversification and to mitigate exposure to certain less liquid stocks. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. value stocks. For purposes of the 80% policy, a U.S. value stock is any stock issued by a U.S. company that the advisor, through a rules-based quantitative model, determines to have a lower price relative to fundamental measures of value. Stocks with lower prices relative to fundamental measures of value may be identified by measures such as book to price and earnings to price ratios. A U.S. company is a company organized under the laws of the United States, that maintain their principal place of business in the United States, whose primary country of risk is the United States, or that have their primary listing in the United States.
Prospectus Text Changes
The following replaces the second paragraph under the “Implementation of Investment Objectives” subsection under More on the Funds:
Under normal circumstances, each of Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, and Vanguard U.S. Multifactor ETF invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by U.S. companies. Under normal circumstances, Vanguard U.S. Quality Factor ETF invests at least 80% of its net assets plus the amount of any borrowings for investment purposes, in U.S. quality securities, which for its purposes are defined as any stock issues by a U.S. company that through a rules-based quantitative model the advisor determines to have strong fundamentals. Under normal circumstances, Vanguard U.S. Value Factor ETF invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. value securities, which for its purposes are defined as any stock issued by a U.S. company that through a rules-based quantitative model the advisor determines to have lower prices relative to fundamental measures of value. Investments in derivatives may be counted toward each Fund’s 80% policy to the extent that they provide investment exposure to the investments included within the policy or to one or more market risk factors associated with such investments. Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.

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